UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 000-32228

Delaware	91-2023525
(State of incorporation)	(I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301
Newark, DE	19713
(Address of principal executive offices)	(Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
The disclosure required to be provided herein is incorporated by reference to Item 3.02 below.
SECTION 3 — SECURITIES AND TRADING MARKET
Item 3.02 Unregistered Sales of Equity Securities
On October 24, 2005, O2Diesel Corporation (the “Company”) held its closing with an European investor (the “Purchaser”) in connection with a private placement of 3,228,070 shares of the Company’s common stock at a purchase price of $0.7125 per share for total proceeds of approximately $2,300,000 less $184,120 in commissions and other related transaction costs. The shares were sold pursuant to the Common Stock and Warrant Purchase Agreement (the “Agreement”) entered into between the parties on September 20, 2005.
As part of the closing, the Company also issued warrants to purchase 1,614,035 shares of common stock at an exercise price of $1.425 per share during the period of six months to forty-two months of issuance or at a cashless exercise if a registration statement is not effective within one year of issuance. The warrants expire forty-two months after the date of issuance.
As part of the transaction, the Company has agreed to sell up to an additional $700,000 of its common stock to Purchaser at a purchase price of $0.7125 per share for 982,456 shares. The Company will also issue warrants to purchase 491,228 shares of common stock at an exercise price of $1.425 per share during the period of six months to forty-two months of issuance or at a cashless exercise if a registration statement is not effective within one year of issuance. The warrants expire forty-two months after the date of issuance. Purchaser has 180 days following the date of the Agreement to acquire the additional shares.
In addition, the Company agreed to issue warrants to purchase 1,614,035 shares at an exercise price of $0.7125 per share to its advisors in connection with this transaction. A copy of the Form of Warrant for the advisors is filed hereto as Exhibit 10.3 to this report and is incorporated herein by reference.
The common stock and the warrants were issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.
A copy of the Agreement and Form of Warrant for the Purchaser were previously filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed on October 4, 2005 and are incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description
10.1	Common Stock and Warrant Purchase Agreement. (1)

10.2	Form of Warrant for the Purchaser. (1)

10.3	Form of Warrant for the Advisors. (2)

(1)	Previously filed as an exhibit to the Company’s current report on Form 8-K on October 4, 2005, and incorporated herein by reference.
(2)	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION
By:	/s/ Alan R. Rae
Alan R. Rae
Chief Executive Officer

Date: October 28, 2005